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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                 Dated March 1, 1999, as revised May 13, 1999


     On July 6, 1999, Credit Suisse Group ("Credit Suisse") acquired the parent companies of Warburg Pincus Asset Management, Inc. ("Warburg"), the subadviser to the Emerging Growth Fund. As a result of this transaction, Warburg and other existing Credit Suisse asset management businesses were reorganized into a new Credit Suisse subsidiary, Credit Suisse Asset Management, LLC ("CSAM"). Under this new arrangement, CSAM is the subadviser to the Emerging Growth Fund, and continues to employ Elizabeth B. Dater and Stephen J. Lurito as co-managers of the Fund. CSAM's principal business address is 153 East 53rd Street, New York, New York, 10022.


                                                              July 29, 1999